UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ESPERION THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 20, 2022
A Special Meeting of Stockholders of Esperion Therapeutics, Inc. (the “Company”) will be held on Tuesday, September 20, 2022, at 8:00 a.m. Eastern Time (the “Special Meeting”) as a virtual meeting, which you will be able to attend, vote and submit your questions, at www.virtualshareholdermeeting.com/ESPR2022SM. The Special Meeting is being held for the following purposes:
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To approve the ratification of the prior filing and effectiveness of the certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2022 (the “Share Increase Amendment”) and the increase in the number of shares of our authorized common stock, par value $0.001 per share (the “Common Stock”), effected thereby (the “Ratification”), and

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To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Ratification (the “Adjournment Proposal”).

After careful consideration, the board of directors of the Company (the “Board”) recommends a vote “FOR” the Ratification (Proposal No. 1); and “FOR” the Adjournment Proposal (Proposal No. 2).
As described in the definitive proxy statement relating to the Company’s annual meeting of stockholders held on May 26, 2022 (the “2022 Annual Meeting”), which was filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2022 (the “2022 Annual Meeting Proxy Statement”), the Share Increase Amendment was proposed to increase the authorized number of shares of Common Stock in order to, among other reasons, provide the Company with the future ability to raise the capital necessary to continue and grow its operations.
At the 2022 Annual Meeting, the Company’s stockholders voted on the Share Increase Amendment. Consistent with the applicable rules concerning the manner in which brokerage firms, banks, broker-dealers, or other similar organizations (“brokers and/or other nominees”) may exercise discretionary authority to vote on “routine” matters, certain shares of Common Stock held by brokers and/or other nominees and with respect to which the beneficial owner had not provided their broker and/or other nominee with voting instructions were voted by the brokers and/or other nominees in favor of the approval of the Share Increase Amendment. Such votes, and others cast by the Company’s stockholders, were tabulated by the Company’s inspector of elections in accordance with the applicable rules, and, based on the tabulation, the inspector of elections determined that the proposal to approve the Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. Following this approval, the Company filed the Share Increase Amendment with the Secretary of State of the State of Delaware on May 26, 2022, and it became effective on the same date.
On June 13, June 16 and June 27, 2022, the Company received letters on behalf of three separate purported stockholders of the Company alleging that disclosures in the 2022 Annual Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the Share Increase Amendment without instructions were inconsistent with how votes were tabulated and counted. For this reason, the stockholders suggested that the votes of brokers and/or other nominees should not have been counted with respect to the Share Increase Amendment, and that the Board should deem the Share Increase Amendment ineffective and make appropriate disclosure of such determination, or seek valid stockholder approval of the Share Increase Amendment.
The Board believes it was and is appropriate to include the affirmative votes cast by brokers and/or other nominees pursuant to their discretionary authority in the tabulation of votes in favor of the Share Increase Amendment and, thus, that the Share Increase Amendment was properly approved and is effective. However, to avoid potential future litigation risk, and to eliminate any uncertainty as to the Share Increase Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Share Increase Amendment, the Board has determined that it is in the best interests of the Company and its stockholders to ratify the approval, filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”). In furtherance of this Ratification, the Board adopted the resolutions attached hereto as Appendix A on August 2, 2022 resolving, among other things, to approve the ratification of the Share Increase Amendment, subject to stockholder approval, and recommend that stockholders approve the ratification of the Share Increase Amendment.
Whether or not you attend the Special Meeting online, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly submit your proxy to vote your shares via the Internet at the address listed on the proxy card or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.
Only stockholders of record at the close of business on August 2, 2022 (the “Record Date”), are entitled to vote at the Special Meeting or at any postponement(s) or adjournment(s) thereof. The close of business on August 2, 2022 is also the Record Date for determining the stockholders of record entitled to notice of the Special Meeting. The Ratification is being submitted to stockholders pursuant to Section 204 of the DGCL, under which stockholders of record as of the close of business on March 29, 2022 (the record date for the 2022 Annual Meeting) (other than holders whose identities or addresses cannot be determined from the Company’s records), will also receive notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on the Ratification or any other matter presented at the Special Meeting unless they were also stockholders of record as of the close of business on August 2, 2022.
This Notice and the attached Proxy Statement constitute the notice required to be given to the Company’s stockholders under Section 204 of the DGCL in connection with the Ratification. Under Sections 204 and 205 of the DGCL, when a matter such as the Ratification is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation in respect of the Ratification is filed with the Secretary of State of the State of Delaware and becomes effective. If the Ratification is approved by stockholders, the Company expects to file a certificate of validation promptly after the adjournment of the Special Meeting, and any claim that the filing and effectiveness of the Share Increase Amendment is void or voidable due to a failure of authorization, or that the Delaware Court of Chancery should declare, in its discretion, that the Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation is filed with the Secretary of State of the State of Delaware and becomes effective in accordance with the DGCL.
By Order of the Board of Directors,
Benjamin O. Looker
Corporate Secretary
Ann Arbor, Michigan
[           ], 2022

i

3891 Ranchero Drive, Suite 150
Ann Arbor, MI 48108
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 20, 2022
GENERAL INFORMATION
Our Board of Directors (the “Board”) solicits your proxy on our behalf for the Special Meeting of Stockholders (the “Special Meeting”) and at any postponement or adjournment of the Special Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of Special Meeting of Stockholders (the “Notice”). The Special Meeting will be held at 8:00 a.m. Eastern Time on September 20, 2022, virtually at www.virtualshareholdermeeting.com/ESPR2022SM. This Proxy Statement is scheduled to be sent or made available to stockholders on or about [           ], 2022.
In this Proxy Statement, the terms “Esperion,” “the Company,” “we,” “us,” and “our” refer to Esperion Therapeutics, Inc. The mailing address of our principal executive offices is Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108.
What is the purpose of the Special Meeting?
The purpose of the Special Meeting is to confirm certain matters that were previously approved by our stockholders and are currently in effect. Specifically, at our Special Meeting, stockholders will act upon the following matters outlined in the Notice of Special Meeting (the “Notice”):
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To approve the ratification of the prior filing and effectiveness of the certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2022 (the “Share Increase Amendment”) and the increase in the number of shares of our authorized common stock, par value $0.001 per share (the “Common Stock”), effected thereby (the “Ratification”), and

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To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Ratification (the “Adjournment Proposal”).

After careful consideration, the Board recommends a vote “FOR” the Ratification (Proposal No. 1); and “FOR” the Adjournment Proposal (Proposal No. 2).
As described in this Proxy Statement, although our Board believes the Share Increase Amendment was properly approved at the Company’s annual meeting of stockholders held on May 26, 2022 (the “2022 Annual Meeting”), was properly filed and is currently effective, because there may be uncertainty regarding the validity or effectiveness of the Share Increase Amendment, our Board is submitting the Ratification to the Company’s stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”) to eliminate such uncertainty and risk of any litigation in connection therewith. Under Section 204 of the DGCL, stockholders of record as of March 29, 2022 (the record date for the 2022 Annual Meeting), other than holders whose identities or addresses cannot be determined from our records, are entitled to notice of the Special Meeting, but are not entitled to attend the Special Meeting or to vote on any matter presented at the Special Meeting unless they were also holders of our Common Stock as of August 2, 2022 (the “Record Date”).
It is important to note that approval of the Ratification will:
NOT dilute your ownership in Esperion;
NOT change the total number of shares of our Common Stock that is currently outstanding; and

NOT change the number of shares of Common Stock that you currently own.
The Ratification WILL merely confirm certain matters that were previously approved by our stockholders.
Why is the Company seeking stockholder approval of the Ratification (Proposal No. 1) under Section 204 of the DGCL, and what is the effect of that?
Our Board desires to ratify the Share Increase Amendment to eliminate any uncertainty related to the validity and effectiveness of such items. Section 204 of the DGCL provides that no defective corporate act will be void or voidable solely as a result of a failure of authorization of that defective corporate act if it is ratified as provided in Section 204 or validated by the Delaware Court of Chancery in a proceeding brought under Section 205 of the DGCL. Thus, Section 204 allows a Delaware corporation, by following specified procedures, to ratify an arguably defective corporate act. The effect of ratification under Section 204 is that the corporate act is validated retroactive to the date the corporate act was originally taken. Although the Board believes that the Share Increase Amendment was validly approved, ratification will eliminate all doubt.
What are the consequences if the Ratification (Proposal No. 1) is not approved by stockholders?
If the Ratification is not approved by the requisite vote of our stockholders, we will not be able to file a certificate of validation in respect of the Share Increase Amendment with the Secretary of State of the State of Delaware (the “Certificate of Validation”) and the Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the Ratification may leave us exposed to potential claims that (i) the Share Increase Amendment did not receive requisite stockholder approval at the 2022 Annual Meeting, and therefore was not validly filed with the Secretary of State and is not currently effective, (ii) as a result, the Company does or may not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding warrants, stock options, and other convertible securities, and (iii) actions taken by the Company in reliance on the effectiveness of the Share Increase Amendment were improperly effected, although the Company believes such claims would be without merit. In addition, the failure to approve the Ratification may preclude us from pursuing, or impair our ability to pursue, a wide range of potential corporate opportunities that might require working capital or additional financing, or otherwise be in the best interests of our stockholders, which could have a material adverse effect on our business and prospects.
Where can I obtain proxy-related materials and/or what should I do if I received more than one copy of the materials?
A copy of our proxy materials is available, free of charge, on the Securities and Exchange Commission (the “SEC”) website at www.sec.gov, and our corporate website at www.esperion.com/investor-relations/financial-information. By referring to our website, we do not incorporate our website or any portion of that website by reference into this Proxy Statement. We intend to mail these proxy materials on or about [            ], 2022 to all stockholders of record entitled to vote at the Special Meeting. Pursuant to Section 204 of the DGCL, we are also providing notice of the Special Meeting to all stockholders of record as of March 29, 2022 (the record date for the 2022 Annual Meeting), other than holders whose identities or addresses cannot be determined from our records, but such holders are not entitled to attend the Special Meeting or to vote on any matter presented at the Special Meeting unless they were also holders of our Common Stock as of the close of business on the Record Date.
If your shares are held in more than one account at a brokerage firm, bank, broker-dealer, or other similar organization (a “broker and/or other nominee”), you may receive more than one copy of the proxy materials. Please follow the voting instructions on the proxy cards or voting instruction forms, as applicable, and vote all proxy cards or voting instruction forms, as applicable, to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. If you are a registered holder, you can accomplish this by contacting our transfer agent, Computershare, at (877) 373-6374 or in writing to Computershare, 462 South 4th St., Suite 1600, Louisville, KY 40202. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, you can accomplish this by contacting that organization.

This Proxy Statement and the accompanying form of proxy are expected to be first sent or given to our stockholders as well as the other persons entitled to receive notice under Section 204 of the DGCL, on or about [           ], 2022.
Why did multiple stockholders at my address receive only one copy of the proxy materials?
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108, Attention: Secretary. If you want to receive separate copies of Proxy Statements or Annual Reports on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.
Why am I receiving the Notice for the Special Meeting and this Proxy Statement, but not voting materials?
You may be receiving the Notice for the Special Meeting and this Proxy Statement because you were a record holder of Common Stock as of the record date for the 2022 Annual Meeting and, therefore, pursuant to Section 204 of the DGCL, are entitled to notice of the time, place, if any, and purpose of the Special Meeting. However, unless you are also a holder of record of Common Stock at the close of business on the Record Date for the Special Meeting, you are not entitled to attend or vote at the Special Meeting, so voting materials would not have been provided to you in connection with the Notice for the Special Meeting and this Proxy Statement.
What is the required voting quorum?
Our outstanding Common Stock constitutes the only class of securities entitled to vote at the Special Meeting, and each share is entitled to one vote. Common stockholders of record at the close of business on August 2, 2022, the Record Date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting. The presence at the Special Meeting, in person (via the live webcast) or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding as of August 2, 2022, the Record Date for the Special Meeting, will constitute a quorum. On the Record Date, 66,551,580 shares of our Common Stock were issued and outstanding, therefore, a quorum will be present if 33,275,791 shares of our Common Stock are present, in person (via the live webcast) or by proxy.
For purposes of determining the presence or absence of a quorum, abstentions and broker non-votes will be counted as present. The NYSE has informed us that each proposal is considered a routine matter, and accordingly, we do not expect any broker non-votes at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
What is the vote required to adopt the proposals?
Approval of Proposal No. 1, the Ratification, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Assuming a quorum is present, the approval of Proposal No. 2, the Adjournment Proposal, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal and which have actually been voted.
Broker Non-Votes.   If your shares are held in “street name” by a broker and/or other nominee, such firm is required to vote your shares according to your instructions, if provided. A broker non-vote occurs when a broker and/or other nominee has not received voting instructions from the beneficial owner of the shares and the broker and/or other nominee cannot vote the shares because the matter is not considered a routine matter under NYSE rules for which brokers have discretionary authority to vote. The NYSE has informed us that each proposal is considered a routine matter. Accordingly, if you provide a proxy without giving specific voting instructions, the broker and/or other nominee is able to exercise its discretion and vote uninstructed shares. We, therefore, do not expect that any broker non-votes will occur at the Special Meeting.

Abstentions.   Abstentions will have the same effect as a vote against the Ratification because the Ratification requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions will have no effect on the outcome of the Adjournment Proposal, as the shares for which an abstention occurs will not have “actually been voted” on the Adjournment Proposal.
What are the procedures for voting?
Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary).
Stockholders of Record.   If your shares are registered directly in your name with our transfer agent, Computershare, you are a stockholder of record and you received the proxy materials by mail with instructions regarding how to view our proxy materials on the internet, how to receive a paper or email copy of the proxy materials, and how to vote by proxy. You can vote via the live webcast of the Special Meeting at www.virtualshareholdermeeting.com/ESPR2022SM or by proxy. There are three ways stockholders of record can vote by proxy: (1) by telephone (by following the instructions on the proxy card); (2) by internet (by following the instructions provided on the proxy card); or (3) by mail (by completing and returning the proxy card enclosed in the proxy materials). Unless there are different instructions on the proxy card, all shares represented by valid proxies (and not revoked before they are voted) will be voted as follows at the Special Meeting: “FOR” Proposal No. 1 — the Ratification, and “FOR” Proposal No. 2 — the Adjournment Proposal. If you provide specific voting instructions, your shares will be voted as instructed.
If you are a stockholder of record, you do not need to register to attend the Special Meeting and vote your shares via the live webcast. Access to the webcast will begin on September 20, 2022, at 7:45 a.m. Eastern Time, and you should allow ample time for check-in procedures. In order to be able to attend the Special Meeting, you will need your unique control number that was included in the proxy materials you received in the mail.
If you hold your shares through a bank, broker or other nominee, please follow their instructions.
Although we do not know of any business to be considered at the Special Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Special Meeting, your signed proxy or your authenticated internet or telephone proxy will give authority to each of Sheldon L. Koenig and Benjamin O. Looker to vote on such matters at his discretion.
YOUR VOTE IS IMPORTANT. PLEASE SUBMIT A PROXY TO VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON VIA THE LIVE WEBCAST.
How do I revoke a proxy?
Stockholders of record may revoke their proxies by attending the Special Meeting and voting directly at the meeting, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is counted or by submitting a proxy to vote again using the telephone or Internet before the cutoff time (your latest telephone or Internet proxy is the one that will be counted). If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.
Who is making this solicitation?
We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out- of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. We have also retained Morrow Sodali to solicit proxies by mail, courier, telephone and facsimile and to request brokers, custodians and fiduciaries to forward proxy soliciting materials to the owners of stock held in their names. Our directors, officers, and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

How can I find the voting results?
We plan to announce preliminary voting results at the meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

MATTERS TO BE CONSIDERED AT SPECIAL MEETING
PROPOSAL ONE:
RATIFICATION
Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”), the approval, filing and effectiveness of the certificate of amendment to our Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2022 (the “Share Increase Amendment”) and the increase in the number of shares of our authorized Common Stock effected thereby from 120,000,000 to 240,000,000 shares (the “Ratification”). This Ratification shall be retroactive to the effectiveness of the filing of the Share Increase Amendment with the Secretary of State of the State of Delaware on May 26, 2022.
Background on the Ratification
As described in the definitive proxy statement relating to our 2022 Annual Meeting, which was filed with the SEC on April 14, 2022 (the “2022 Annual Meeting Proxy Statement”), the Share Increase Amendment was proposed to increase the authorized number of shares of Common Stock in order to, among other things, provide the Company with the ability to raise the capital necessary to continue and grow its operations. The Board believes that the ability to issue equity is fundamental to our growth strategy. In order to implement our growth strategy, we may need to raise additional financing through the issuance of equity securities. The availability of equity incentive compensation is necessary for the Company to attract, retain and motivate the most high-performing executives and key employees who ultimately drive Company performance. We currently do not have an adequate number of shares available for reservation or issuance for equity compensation grants. The additional authorized shares enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.
At the 2022 Annual Meeting, the Company’s stockholders voted on the Share Increase Amendment. Consistent with the applicable rules concerning the manner in which brokerage firms, banks, broker-dealers, or other similar organizations (“brokers and/or other nominees”) may exercise discretionary authority to vote on “routine” matters, certain shares of Common Stock held by brokers and/or other nominees and with respect to which the beneficial owner had not provided their broker and/or other nominee with voting instructions were voted by the brokers and/or other nominees in favor of the approval of the Share Increase Amendment. Such votes, and others cast by our stockholders, were tabulated by our inspector of elections in accordance with the applicable NYSE rules, and our inspector of elections determined that the proposal to approve the Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. Following this approval, we filed the Share Increase Amendment with the Secretary of State of the State of Delaware on May 26, 2022 and it became effective on the same date.
On June 13, June 16 and June 27, 2022, the Company received letters on behalf of three separate purported stockholders of the Company alleging that disclosures in the 2022 Annual Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the Share Increase Amendment without instructions were inconsistent with how votes were tabulated and counted. In particular, the stockholders observed that the 2022 Annual Meeting Proxy Statement identified the Share Increase Amendment proposal as “non-routine” and stated that brokers and/or other nominees could not vote on this matter unless beneficial owners provided voting instructions. Although these stockholders did not claim to have been confused by the language in the 2022 Annual Meeting Proxy Statement and no other stockholders reported any confusion or made any inquiry with the Company on this matter, the stockholders stated that an unidentified and unspecified number of other stockholders might have been opposed to the Share Increase Amendment but, because they believed that providing no instruction would prevent their brokers and/or other nominees from casting an affirmative vote in favor of the proposal, declined to instruct their brokers and/or other nominees on the Share Increase Amendment rather than voting against the proposal. For this reason, the stockholders suggested that the votes of brokers and/or other nominees should not have been counted with respect to the Share Increase Amendment, and that the Board deem the Share Increase Amendment ineffective and make appropriate disclosure of such determination, or seek a valid stockholder approval of the Share Increase Amendment.

Our Board believes it was and is appropriate to include the affirmative votes cast by brokers and/or other nominees pursuant to their discretionary authority in the tabulation of votes in favor of the Share Increase Amendment and, thus, that the Share Increase Amendment was properly approved and is effective. However, to avoid potential future litigation risk, and to eliminate any uncertainty as to the Share Increase Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Share Increase Amendment, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval, filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. In furtherance of this Ratification, our Board adopted the resolutions attached hereto as Appendix A on August 2, 2022 resolving, among other things, to approve the ratification of the Share Increase Amendment, subject to stockholder ratification, and recommend that stockholders approve the prior ratification of the Share Increase Amendment.
If the Ratification is approved by our stockholders and becomes effective, the ratification of the Share Increase Amendment will be retroactive to May 26, 2022, which was the date of the filing and effectiveness of the Share Increase Amendment with the Secretary of State of the State of Delaware.
The Ratification will provide the Company with certainty regarding the ability to raise the capital necessary to continue and grow its operations by providing sufficient reserves of authorized but unissued shares to generally support growth and to provide flexibility for future corporate needs, including but not limited to grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. No specific transaction was contemplated in connection with the Share Increase Amendment, and as of this date, none of the shares authorized by the Share Increase Amendment have been issued. Once the Ratification is approved, the additional authorized shares pursuant to the Share Increase Amendment will enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance. Our Board recommends that you vote “FOR” the Ratification.
Matters Related to Section 204 of the DGCL
Sections 204 and 205 of the DGCL are attached hereto as Appendix B.
Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company believes that the Share Increase Amendment was properly approved and is effective. However, to avoid potential future litigation risk and to eliminate any uncertainty as to the Share Increase Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Share Increase Amendment, on August 2, 2022, our Board determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval, filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the DGCL and adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratification. Our Board also recommended that our stockholders approve the Ratification for purposes of Section 204, and directed that the Ratification be submitted to our stockholders entitled to vote thereon for approval.
Subject to the receipt of the required vote of our stockholders to approve the Ratification, we expect to file the Certificate of Validation with respect to the Share Increase Amendment with the Secretary of State of the State of Delaware promptly after the adjournment of the Special Meeting. The filing date of the Certificate of Validation with the Secretary of State of the State of Delaware will be the validation effective time of the Ratification within the meaning of Section 204 of the DGCL.
If the Ratification becomes effective, under the DGCL, any claim that (i) the Share Increase Amendment ratified pursuant to the Ratification is void or voidable due to the failure of authorization, or (ii) the Delaware Court of Chancery should declare, in its discretion, that the Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time in respect of the Ratification, which will occur upon the effectiveness of the filing of the Certificate of Validation with the Secretary of State of the State of Delaware. If the Ratification is approved at the Special Meeting, we expect to file the Certificate of Validation promptly after the adjournment of the Special Meeting.

Consequences if the Ratification is Not Approved by Our Stockholders
If the Ratification is not approved by the requisite vote of our stockholders, we will not be able to file the Certificate of Validation with the Secretary of State of the State of Delaware and the Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the Ratification may leave us exposed to the claims in the stockholder letters and other potential claims that (i) the Share Increase Amendment did not receive requisite stockholder approval at the 2022 Annual Meeting, and therefore was not validly filed with the Secretary of State and is not currently effective, (ii) as a result, the Company does or may not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding warrants, stock options and other convertible securities, and (iii) actions taken by the Company in reliance on the effectiveness of the Share Increase Amendment were improperly effected, although the Company believes that such claims would be without merit. In addition, the failure to approve the Ratification may preclude us from pursuing, or impair our ability to pursue, a wide range of potential corporate opportunities that might require working capital or additional financing, or otherwise be in the best interests of our stockholders, which could have a material adverse effect on our business and prospects.
Interests of Directors and Executive Officers
Our directors and executive officers have no material interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock they own and equity awards granted to them under our equity incentive plans.
Vote Required
The affirmative vote of the holders of a majority of our outstanding shares of Common Stock entitled to vote on the Ratification is required to approve the Ratification.
Recommendation of the Board
Our Board recommends that the stockholders vote FOR the Ratification.

PROPOSAL TWO:
ADJOURNMENT PROPOSAL
Stockholders are being asked to consider and vote upon an adjournment by stockholders of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Ratification as described in Proposal No. 1.
Vote Required
Assuming a quorum is present, the Adjournment Proposal will require the affirmative vote of the holders of a majority of our outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal and which have actually been voted.
Recommendation of the Board
Our Board recommends that the stockholders vote FOR the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of August 2, 2022, for:
•
each person known by us to be the beneficial owner of more than 5% of our Common Stock;

•
our named executive officers;

•
each of our directors; and

•
all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
The table lists applicable percentage ownership based on 66,551,580 shares of Common Stock outstanding as of August 2, 2022. Options to purchase shares of Common Stock that are exercisable for Common Stock, in each case, that are exercisable within 60 days of August 2, 2022, restricted stock units (“RSUs”), that will be vested within 60 days of August 2, 2022, and warrants that are exercisable within 60 days of August 2, 2022, are deemed to be beneficially owned by the persons holding these options, RSUs and warrants for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage.
	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percent
5% Stockholders
Deep Track Capital, L.P. / Deep Track Biotechnology Master Fund, Ltd. / David Kroin(2)	10,500,000	14.8%
Wasatch Advisors, Inc.(3)	9,339,046	13.4%
Armistice Capital Master Fund Ltd(4)	6,071,429	8.4%
Sabby Volatility Warrant Master Fund, Ltd. / Sabby Management, LLC / Hal Mintz(5)	5,714,286	7.9%
CVI Investments, Inc.(6)	5,500,000	7.6%
Altium Capital Management, L.P.(7)	5,210,809	7.5%
Deerfield Mgmt, L.P. / Deerfield Management Company, L.P. / Deerfield Partners, L.P. / James E. Flynn(8)	5,000,000	7.0%
BB Biotech AG / Biotech Target N.V.(9)	4,477,964	6.7%
Meditor Group Ltd / Meditor European Master Fund Ltd(10)	4,468,835	6.7%
Vanguard Group, Inc.(11)	3,761,439	5.7%
Named Executive Officers
Sheldon Koenig(12)	195,965	*%
JoAnne Foody(13)	33,904	*%
Tim M. Mayleben(14)	1,327,550	2.0%
Ashley Hall(15)	351,708	*%
Richard B. Bartram(16)	20,004	*%
Other Directors
Antonio M. Gotto, Jr. M.D., D.Phil.(17)	88,549	*%
Nicole Vitullo(18)	76,868	*%
Jeffrey Berkowitz(19)	52,876	*%
Jay P. Shepard(20)	42,149	*%
Tracy M. Woody(21)	28,416	*%
Alan Fuhrman(22)	22,791	*%

Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percent
Seth H.Z. Fischer	—	—%
Stephen Rocamboli	—	—%
J. Martin Carroll	—	—%
All directors and executive officers as a group (16 persons)(23)	2,254,320	3.3%

*
Represents beneficial ownership of less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Esperion Therapeutics, Inc., 3891 Ranchero Drive, Suite 150, Ann Arbor, MI 48108.

(2)
Based upon information set forth on Schedule 13F filed by Deep Track Capital, L.P., Deep Track Biotechnology Master Fund, Ltd., and David Kroin (“Deep Track”) with the SEC on or about May 16, 2022 and Schedule 13G filed with the SEC on or about December 9, 2021 and the Company's records of warrants to purchase Common Stock, Deep Track (a) are deemed to have the shared power to vote or direct the vote, and the shared power to dispose or to direct the disposition, with respect to 6,000,000 shares of Common Stock and (b) hold warrants to purchase 4,500,000 shares of Common Stock, exercisable currently or within 60 days of August 2, 2022. Deep Track Capital, L.P. and David Kroin both have their principal business office at 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830. Deep Track Biotechnology Master Fund, Ltd. has their principal business office at Walkers Corporate Limited, 190 Elgin Avenue, George Town, KY1-9001, Cayman Islands.

(3)
Based upon information set forth on Schedule 13G filed by Wasatch Advisors Inc. (“Wasatch”) with the SEC on or about February 11, 2022 and the Company's records of warrants to purchase Common Stock, Wasatch is deemed to have the sole power to vote or direct the vote, and sole power to dispose or to direct the disposition, with respect to 9,339,046 shares of Common Stock, composed of (a) 6,386,263 shares of common stock and (b) warrants to purchase 2,952,783 shares of Common Stock, exercisable currently or within 60 days of August 2, 2022. Wasatch has its principal business office at 505 Wakara Way, Salt Lake City, UT 84108.

(4)
Based upon the Company’s records of warrants to purchase stock, Armistice Capital Master Fund Ltd holds warrants to purchase 6,071,429 shares of Common Stock, exercisable currently or within 60 days of August 2, 2022. Armistice Capital Master Fund Ltd has their principal business office at C/O Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

(5)
Based upon information set forth on Schedule 13F filed by Sabby Management, LLC (“Sabby”) with the SEC on or about May 16, 2022, including manager Hal Mintz, and the Company’s records of warrants to purchase Common Stock, Sabby Volatility Warrant Master Fund Ltd holds warrants to purchase 5,714,286 shares of Common Stock, exercisable currently or within 60 days of August 2, 2022. Sabby Management, LLC and Hal Mintz both have their principal business office at 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. Sabby Volatility Warrant Master Fund, Ltd. has their principal business office at c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.

(6)
Based on information set forth on Schedule 13F filed by CVI Holdings, LLC, including managers CVI Investments, Inc. (“CVI”) and Heights Capital Management, Inc., with the SEC on or about May 16, 2022 and the Company’s records of warrants to purchase stock, CVI holds warrants to purchase 5,500,000 shares of Common Stock, exercisable currently or within 60 days of August 2, 2022. CVI has their principal business office at P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands.

(7)
Based upon information set forth on Schedule 13F filed by Altium Capital Management LP on or about May 16, 2022 and the Company’s records of warrants to purchase Common Stock, Altium Capital Management LP (a) is deemed to have sole voting and dispositive power with respect to 2,496,524 shares of Common Stock and (b) holds warrants to purchase 2,714,285 shares of Common Stock, exercisable currently or within 60 days of August 2, 2022 to Altium Growth Fund LP. Altium Capital Management LP has their principal business office at 152 W 57 ST FL20, New York, NY 10019.

(8)
Based upon information set forth on Schedule 13G filed by Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P., and James E. Flynn with the SEC on or about May 17, 2022 and the Company’s records of warrants to purchase Common Stock, Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P., and James E. Flynn are deemed to have the shared power to vote or direct the vote with respect to 5,000,000 shares of Common Stock and is deemed to have the shared power to dispose or to direct the disposition with respect to 5,000,000 shares of Common Stock, comprised of warrants to purchase 5,000,000 shares of Common Stock, exercisable currently or within 60 days of August 2, 2022. Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P., and James E. Flynn have their principal business office at 345 Park Avenue South, 12th Floor, New York, NY 10010.

(9)
Based upon information set forth on Schedule 13G filed by BB Biotech AG (“BB Biotech”) and its wholly-owned subsidiary, Biotech Target N.V. (“Biotech Target”) with the SEC on or about February 11, 2022. Based on information contained in Schedule 13G, BB Biotech and Biotech Target are deemed to have the shared power to vote or direct the vote, and shared power to dispose or to direct the disposition, with respect to 4,477,964 Common Shares. BB Biotech has their principal business office at Schwertstrasse 6, CH-8200 Schaffhausen, Switzerland and Biotech Target has their principal business office at Ara Hill Top Building, Unit A-5, Pletterijweg Oost 1, Curaçao.

(10)
Based upon information set forth on Schedule 13G filed by Meditor Group Ltd (“Meditor Group”) and Meditor European Master Fund Ltd (“Meditor European”) with the SEC on or about January 12, 2022, Meditor Group and Meditor European are deemed to have the shared power to vote or direct the vote, and shared power to dispose or to direct the disposition, with respect to 4,468,835 shares of Common Stock. Meditor Group and Meditor European both have their principal business office at Wessex House, 3rd Floor, 45 Reid Street, Hamilton HM12, Bermuda.

(11)
Based on information contained in the Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on or about February 10, 2022, Vanguard is deemed to have shared voting power with respect to 52,517 shares of Common Stock, is deemed to have the sole power to dispose or to direct the disposition with respect to 3,680,414 shares of Common Stock, and is deemed to have shared power to dispose or direct the disposition of 81,025 shares of Common Stock, for an aggregate amount of beneficial shares owned of 3,761,439. Vanguard has its principal business office at 100 Vanguard Blvd., Malvern, PA, 19355.

(12)
Consists of (a) 20,965 shares of Common Stock held, including 2,588 shares acquired in 2022 from Esperion’s Employee Stock Purchase Plan (“ESPP”), (b) 164,625 shares of Common Stock which Mr. Koenig has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of August 2, 2022 and (c) 10,375 restricted stock units vesting within 60 days of August 2, 2022.

(13)
Consists of (a) 11,731 shares of Common Stock held and (b) 22,173 shares of Common Stock which Ms. Foody has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of August 2, 2022.

(14)
Consists of (a) 106,387 shares of Common Stock held as of May 17, 2021, the date Mr. Mayleben separated from the Company and based on his most recent Form 4, filed on January 28, 2021 with the SEC and the vesting conditions of his restricted stock units, (b) 5,787 shares of restricted stock units vested subsequent to May 17, 2021 per the separation agreement with Mr. Mayleben, (c) 262,959 shares of stock options exercised subsequent to May 17, 2021 and (d) 952,417 shares of Common Stock which Mr. Mayleben has the right to acquire upon the exercise of outstanding options exercisable within 60 days of August 2, 2022. The amount of shares reported above does not consider purchases or disposals of the Company’s stock made by Mr. Mayleben subsequent to May 17, 2021.

(15)
Consists of (a) 12,495 shares of Common Stock held as of August 12, 2021, the date of Ms. Hall’s termination from the Company and (b) 339,213 shares of Common Stock which Ms. Hall currently has the right to acquire upon the exercise of outstanding options exercisable within 60 days of August 2, 2022. The amount of shares reported above does not consider purchases or disposals of the Company’s stock made by Ms. Hall subsequent to August 12, 2021.

(16)
Consists of 20,004 shares of Common Stock held, including 1,899 shares acquired in 2022 from Esperion’s ESPP, held as of April 8, 2022, the date Mr. Bartram separated from the Company. The amount of shares reported above does not consider purchases or disposals of the Company’s stock made by Mr. Bartram subsequent to April 8, 2022.
(17)
Consists of (a) 23,449 shares of Common Stock held and (b) 65,100 shares of Common Stock which Dr. Gotto has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of August 2, 2022.

(18)
Consists of (a) 31,768 shares of Common Stock held and (b) 45,100 shares of Common Stock which Ms. Vitullo has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of August 2, 2022.

(19)
Consists of (a) 23,449 shares of Common Stock held and (b) 29,427 shares of Common Stock which Mr. Berkowitz has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of August 2, 2022.

(20)
Consists of Consists of (a) 23,449 shares of Common Stock held and (b) 18,700 shares of Common Stock which Mr. Shepard has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of August 2, 2022.

(21)
Consists of 28,416 shares of Common Stock held by Ms. Woody.

(22)
Consists of (a) 22,181 shares of Common Stock held and (b) 610 restricted stock units vesting within 60 days of August 2, 2022 by Mr. Fuhrman.

(23)
Includes shares held by the former Chief Executive Officer, former Chief Financial Officer, and former Chief Development Officer. Includes (a) 4,904 shares of Common Stock held by executive officers who are not Named Executive Officers, (b) 7,124 shares of Common Stock which our executive officers who are not Named Executive Officers have the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of August 2, 2022 and (c) 1,512 restricted stock units held by executive officers who are not Named Executive Officers vesting within 60 days of August 2, 2022.

TRANSACTION OF OTHER BUSINESS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

APPENDIX A — BOARD RESOLUTIONS
Ratification of Prior Acts
WHEREAS:	Section 204 of the General Corporation Law of the State of Delaware (the “DGCL”) provides that no “defective corporate act” or “putative stock” shall be void or voidable solely as a result of a “failure of authorization” (as such terms are defined in subsection (h) of Section 204) if ratified as provided in Section 204.
WHEREAS:	Although the Board believes it was and is appropriate to include the votes cast by brokers and/or other nominees pursuant to their discretionary authority, and thus the amendment (the “Amendment”) of the Amended and Restated Certificate of Incorporation effected by, and the filing and effectiveness of, the Certificate of Amendment of the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 26, 2022 (the “Certificate of Amendment”), was properly approved by the requisite stockholders of the Company, to avoid the risk of litigation and to eliminate any uncertainty as to the Amendment and the validity of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) that in the future may be subject to the Certificate of Amendment, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to adopt the following resolutions in order to ratify the potential defective corporate act set forth below pursuant to Section 204 of the DGCL.
RESOLVED:	That the defective corporate acts to be ratified are the Amendment and the Certificate of Amendment.
RESOLVED:	That the date of such defective corporate act is May 26, 2022.
RESOLVED:	That the nature of the failure of authorization in respect of such defective corporate act is that the disclosure set forth in the Proxy Statement for the 2022 annual meeting of stockholders may not have accurately described (i) whether brokers had discretionary authority to vote on the proposal that stockholders adopt the Amendment without having received instructions from the beneficial owners and (ii) the effect of a failure by a beneficial owner of Common Stock, to provide voting instructions to such beneficial owner’s broker such that the Amendment and the filing and effectiveness of the Certificate of Amendment may not have been authorized and effected in manner consistent with the disclosures set forth in the Proxy Statement for the 2022 Annual Meeting of Stockholders and may be void or voidable under Sections 242 of the DGCL.
RESOLVED:	That the Board hereby approves the ratification of the Amendment and the filing and effectiveness of the Certificate of Amendment as of May 26, 2022.
RESOLVED:	That, following the approval of the ratification of the Amendment and the filing and effectiveness of the Certificate of Amendment by the holders of valid stock (as such term is defined in subsection (h) of Section 204 of the DGCL), the officers of the Company (the “Authorized Officers”) be, and each of them hereby is, authorized to execute a certificate of validation in respect of the Amendment and the filing and effectiveness of the Certificate of Amendment, which certificate may be substantially in the form attached hereto as Exhibit B, and to cause such certificate of validation to be filed with the Secretary of State of the State of Delaware at such time as any such officer deems advisable.
RESOLVED:	That the Board directs that the ratification of the Amendment and the filing and effectiveness of the Certificate of Amendment be submitted to a vote of stockholders at a special meeting of stockholders (the “Special Meeting”) to be held on September 20, 2022 (or at such other date or dates and time to which such meeting may be properly adjourned) for such purpose, which meeting will solely virtually by the means of remote communication set forth in the Company’s Proxy Statement for the Special Meeting, and the Board hereby recommends that stockholders vote in favor of such ratification and any proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of such ratification.

RESOLVED:	That the record date for determining the Company’s stockholders that are entitled to notice of and to vote at the Special Meeting, or any adjournment thereof, shall be the close of business on August 2, 2022 (the “Record Date”), and the Authorized Officers be, and hereby are, authorized and directed to notify the transfer agent for the Company’s capital stock and the Nasdaq Stock Market (the “Nasdaq”) of the Record Date.
RESOLVED:	That each proper officer of the Company be, and hereby is, authorized, empowered and directed to (i) implement reasonable measures to verify that each person deemed present and permitted to vote at Special Meeting by means of remote communication is a stockholder or proxyholder, (ii) implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the Special Meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the Special Meeting substantially concurrently with such proceedings and (iii) implement such other guidelines and procedures as any such Authorized Officer shall determine to be necessary or appropriate to hold the Special Meeting solely by means of remote communication, such implementation to be conclusive evidence of such determination.
RESOLVED:	That the Authorized Officers are hereby authorized to notify and instruct Computershare Trust Company, N.A., as transfer agent for the Company or Broadridge Financial Solutions, Inc., to commence the inquiry required by Rule 14a-13(a)(i) promulgated under the Securities Exchange Act of 1934, as amended, in connection with the Special Meeting and that any such action taken prior to the date hereof be, and hereby is, ratified and confirmed and approved in all respects.
RESOLVED:	That the Authorized Officers be, and they hereby are, authorized and directed, on behalf of the Company, to cause a list of the stockholders of the Company as of the close of business on the Record Date to be prepared and made available as and to the extent required under Delaware law.
RESOLVED:	That the Authorized Officers be, and they hereby are, directed to give notice of such means of remote communication, date, time, and the purpose of the Special Meeting, together with any other statements or notices required therein under Section 204 of the DGCL, not less than twenty (20) nor more than sixty (60) days prior to the date of the Special Meeting, to each stockholder of record of valid or putative stock as of the Record Date and, except for any holders whose identities or addresses cannot be determined from the records of the Company, to each stockholder of record of valid or putative stock as of the time of the filing and effectiveness of the Certificate of Amendment.
RESOLVED:	That Sheldon Koenig or his designee be, and hereby is, appointed as the inspector of election for the Special Meeting and any adjournment thereof, to (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the shares represented at the Special Meeting; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; (v) certify the determination of the number of shares represented at the Special Meeting and the count of all votes and ballots; and (vi) to take all such other actions consistent with the appointment to such position.
RESOLVED:	That the Authorized Officers be, hereby are, authorized to prepare or cause to be prepared the Proxy Statement, a Proxy Card, a Notice of the Special Meeting, the Notice of Internet Availability of Proxy Materials, if applicable, and such other documents as the Authorized Officers, or any of them acting singly, shall deem necessary or appropriate (the “Proxy Materials”).
RESOLVED:	That the Authorized Officers are, and each of them hereby is, authorized and directed to file the Proxy Materials with the SEC and Nasdaq and to cause the Proxy Materials to be provided to all stockholders of the Company as of the Record Date in the manner required by the federal securities laws.

RESOLVED:	That the Authorized Officers be, and each of them hereby is, authorized to adopt such rules of procedure for the Special Meeting as deemed necessary or advisable in order to maintain proper decorum at the Special Meeting.
RESOLVED:	That Sheldon Koenig and Benjamin Looker, or either one of them acting in the absence of other, with full power of substitution and re-substitution, be, and each of them hereby is, appointed to act as proxy for the proxies solicited by the Board for the Special Meeting and any adjournments thereof.
RESOLVED:	That the Board hereby authorizes the officers of the Company to retain a proxy solicitor and pay any fees in connection therewith, if determined appropriate, to assist such officers in the solicitation of proxies in connection with the Special Meeting.
RESOLVED:	That at any time prior to the validation effective time in respect of any defective corporate act set forth herein, notwithstanding approval of the ratification of such defective corporate act by the stockholders of the Company, the Board may abandon the ratification of such defective corporate act without further action of the stockholders of the Company.
RESOLVED:	That any claim that any defective corporate act referenced herein being ratified under Section 204 of the DGCL is void or voidable due to the failure(s) of authorization, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions must be brought within the later of 120 days from the relevant validation effective time and the time at which the notice, if any, required by Section 204(g) is given.

APPENDIX B
§ 204. RATIFICATION OF DEFECTIVE CORPORATE ACTS AND STOCK.
(a)   Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.
(b)(1)   In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:
(A)   The defective corporate act or acts to be ratified;
(B)   The date of each defective corporate act or acts;
(C)   If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;
(D)   The nature of the failure of authorization in respect of each defective corporate act to be ratified; and
(E)   That the board of directors approves the ratification of the defective corporate act or acts.
Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.
(2)   In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:
(A)   The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;
(B)   The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and
(C)   That the ratification of the election of such person or persons as the initial board of directors is approved.
(c)    Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:
(1) (A)   No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and 1 (B) such defective corporate act did not result from a failure to comply with §203 of this title 2 ; or
(2)   As of the record date for determining the stockholders entitled to vote on the ratification of such defective corporate act, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.
(d)   If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:
(1)   If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;
(2)   The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and
(3)   In the event of a failure of authorization resulting from failure to comply with the provisions of §203 of this title, the ratification of the defective corporate act shall require the vote set forth in §203(a)(3) of this title, regardless of whether such vote would have otherwise been required.
Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e)   If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with §103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with §103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:
(1)   Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;
(2)   A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and
(3)   Information required by 1 of the following paragraphs:
a.   If a certificate was previously filed under §103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;
b.   If a certificate was previously filed under §103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or
c.   If a certificate was not previously filed under §103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with §103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.
A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.
(f)   From and after the validation effective time, unless otherwise determined in an action brought pursuant to §205 of this title:

(1)   Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and
(2)   Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.
(g)   In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and the second sentence of subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §13, § 14 or § 15(d) (15 U.S.C. § 78m, § 77n or § 78o(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to §228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to §228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under §228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to §228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§222 and 228, 229, 230, 232 and 233 of this title.
(h)   As used in this section and in §205 of this title only, the term:
(1)   “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;
(2)   “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;
(3)   “Overissue” means the purported issuance of:
a.   Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or
b.   Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;
(4)   “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:
a.   But for any failure of authorization, would constitute valid stock; or
b.   Cannot be determined by the board of directors to be valid stock;
(5)   “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;
(6)   “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:
a.   The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;
b.   Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and
c.   The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with §103 of this title.
(7)   “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.
In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to §205 of this title.
(i)   Ratification under this section or validation under §205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under §205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205. PROCEEDINGS REGARDING VALIDITY OF DEFECTIVE CORPORATE ACTS AND STOCK.
(a)   Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to §204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to §204 of this title, the Court of Chancery may:
(1)   Determine the validity and effectiveness of any defective corporate act ratified pursuant to §204 of this title;
(2)   Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to §204 of this title;
(3)   Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to §204 of this title;
(4)   Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and
(5)   Modify or waive any of the procedures set forth in §204 of this title to ratify a defective corporate act.
(b)   In connection with an action under this section, the Court of Chancery may:
(1)   Declare that a ratification in accordance with and pursuant to §204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;
(2)   Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;
(3)   Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to §204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;
(4)   Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with §103(c)(3) of this title;
(5)   Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with §204 of this title;
(6)   Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;
(7)   Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under §227 of this title with respect to such a meeting;
(8)   Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;
(9)   Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and
(10)   Make such other orders regarding such matters as it deems proper under the circumstances.

(c)   Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action
(d)   In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:
(1)   Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;
(2)   Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;
(3)   Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;
(4)   Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and
(5)   Any other factors or considerations the Court deems just and equitable.
(e)   The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.
(f)   Notwithstanding any other provision of this section, no action asserting:
(1)   That a defective corporate act or putative stock ratified in accordance with §204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or
(2)   That the Court of Chancery should declare in its discretion that a ratification in accordance with §204 of this title not be effective or be effective only on certain conditions, may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to §204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with §204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to §204(d) or (g) of this title, but to whom such notice was not given.

ESPERION THERAPEUTICS, INC. 3891 RANCHERO DRIVE, SUITE 150 ANN ARBOR, MI 48108Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 19, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ESPR2022SM ou may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 19, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAMETHE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL #SHARES →123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345 xTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1OF2 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FORproposals 1 and 2:ForAgainst Abstain 1.To approve the ratification of the prior filing and effectiveness of the certificate of amendment to the Company's Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2022 and the increase in the number of shares of our authorized common stock, par value$0.001 per share, effected thereby.2.To approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposal 1.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held September 20, 2022The Notice and Proxy Statement is available at www.proxyvote.comESPERION THERAPEUTICS, INC.Special Meeting of StockholdersSeptember 20, 2022 8:00 AM Eastern TimeThis proxy is solicited on behalf of the Board of Directors of Esperion Therapeutics, Inc.The undersigned hereby appoints Sheldon L. Koenig and Benjamin O. Looker as proxies and attorneys-in-fact of the undersigned, each with the power to act without the other and with thepower of substitution, and hereby authorizes them to represent and vote all the shares of common stock of Esperion Therapeutics, Inc. (the "Company") standing in the name of theundersigned on August 2, 2022, with all powers which the undersigned would possess if present at the Special Meeting of Stockholders of the Company to be held on September 20, 2022or at any adjournment or postponement thereof. Receipt of the Notice of the Special Meeting of Stockholders and Proxy Statement is hereby acknowledged.In order for your vote to be submitted by this proxy, you must (i) properly complete the telephone or Internet voting instructions no later than 11:59 P.M. Eastern Time on September 19,2022 or (ii) properly complete and return this proxy card so your vote is received prior to the vote at the
Special Meeting of Stockholders of the Company. Submitting your proxy by mail, viathe Internet or by telephone will not affect your right to vote in person should you decide to attend the Special Meeting of Stockholders of the Company.This proxy, when properly executed, will be voted in accordance with the specifications made by you. If you do not give any direction, the proxy will be voted (i) "FOR" theapproval of the ratification of the prior filing and effectiveness of the certificate of amendment to the Company's Amended and Restated Certificate of Incorporation filed withthe Secretary of State of the State of Delaware on May 26, 2022 and the increase in the number of shares of our authorized common stock, par value $0.001 per share, effectedthereby, and (ii) "FOR" the approval of an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposal 1.Continued and to be signed on reverse side